KEG MANAGEMENT AGREEMENT
(One-Half Barrel and One-Sixth Barrel)

This KEG MANAGEMENT AGREEMENT ("Agreement") is entered into between MicroStar Keg Management, L.L.C., a Delaware Limited Liability Company whose address is 7400 East Orchard Road, Suite 200, Greenwood Village, Colorado 80111 ("MicroStar") and Mendocino Brewing Company, a California corporation whose address is 1601 Airport Road, Ukiah, California 95482 ("Brewer") to be effective the 1st day of September, 2009 ("Effective Date").

RECITALS

1.           MicroStar is engaged in the logistical management of stainless steel Kegs (as defined below) for the brewing industry and has developed proprietary concepts, arrangements and systems for the ownership, licensing of the use, tracking, delivery, and retrieval of Kegs as more specifically described in the Agreement (the "Keg Services").

2.           Brewer is engaged in the business of brewing premium and/or special quality beers and hard cider draft products and desires to more efficiently service existing and potential new markets.

3.           Brewer desires to obtain, and MicroStar desires to provide, the Keg Services on the terms and conditions set forth herein.

In consideration of mutual promises, covenants, consideration, representations and warranties, the parties agree as follows:

AGREEMENT

Section 1.	Definitions

In this Agreement the following words and phrases shall have the following meanings:

"Change of Control" means with respect to a party: (A) the direct or indirect acquisition of either (i) the majority of the voting stock of such party or (ii) all or substantially all of the assets of such party, by another entity in a single transaction or series of related transactions; or (B) such party is merged with, or into, another entity.

"Half-Barrel Kegs" means beer kegs that are straight-sided with a single opening and an American Sankey-type neck, having a full U.S. Half-Barrel (15.5 gallon) capacity, with chimes constructed of spring steel, with minimum chime (skirt) thickness of 2.00 mm and minimum sidewall (body/shell) thickness of 1.32 mm.

"Keg Purchase Quantity" means the quantity equal to four (4) times the average quantity of MicroStar Kegs delivered to Brewer by MicroStar each month during the six (6) month period immediately preceding the effective date of the termination of this Agreement.

"Kegs" means both Half-Barrel Kegs and One-Sixth Barrel Kegs, referred to individually as a "Keg".

"Local Wholesaler," "Regional Wholesaler," "Extended Regional Wholesaler," "National Wholesaler," and "International Wholesaler" have the meanings set forth in the table in Section 3.1 and shall each be referred to herein as a "Wholesaler".

"MicroStar Kegs" means Kegs provided by MicroStar as part of the Keg Services under this Agreement.

"One-Sixth Barrel Kegs" means all-stainless-steel one-sixth barrel beer kegs that are straight-sided with a single opening and an American Sankey-type neck, (approximate capacity of 5.16 gallons) having a minimum chime (skirt) thickness of 1.50 mm and minimum sidewall (body/shell) thickness of 1.20 mm.

Section 2.	Services; Procurement of Kegs

2.1	Services; Ownership of Kegs; Uses and Prohibited Uses.

2.1.1
Services.  Subject to the terms and conditions herein, including, without limitation, Brewer's payment of all amounts owed to MicroStar under this Agreement, MicroStar shall provide the Keg Services to Brewer.

2.1.2
Title to Kegs; Liens.  Brewer agrees that: (a) all MicroStar Kegs will remain at all times the property of and be subject to the exclusive right of control and disposition of MicroStar; (b) Brewer will neither take nor suffer any action to be taken that interferes with or threatens MicroStar's rights thereto; (c) upon expiration or termination of this Agreement, Brewer will return the MicroStar Kegs to MicroStar in accordance with Section 9.2.2; (d) Brewer will ensure that any certificates of title prepared by or caused to be prepared by Brewer for the MicroStar Kegs designate MicroStar as owner; and (e) Brewer will not permit MicroStar's rights hereunder or in the MicroStar Kegs to be subject to any lien, charge or encumbrance that may be levied against or imposed upon the MicroStar Kegs.

2.1.3
License.  MicroStar grants Brewer a non-exclusive, limited, non-transferable, non-sublicensable, revocable license to use the MicroStar Kegs for Brewer's business purposes subject to Brewer's compliance with the terms and conditions of this Agreement.

2.1.4
Restrictions.  Brewer agrees any MicroStar Kegs may be used only for the packaging, transport and sale of beer and hard cider draft products.  Brewer shall not use the MicroStar Kegs for filling, transport or storage of any root beer, cola, soda, sport drinks, "energy-beverages" or similar beverage products.  Brewer must request and obtain MicroStar's prior approval, which may be withheld in MicroStar's sole discretion, of any proposed use of MicroStar Kegs for purposes of the sale of any lambic-style beers or other beer or specialty beverage products (or combinations) which contain fruit, fruit syrups, fruit essence, or similar ingredients.  MicroStar may specify any testing protocols it deems appropriate as a condition of approval.  If Brewer desires to use MicroStar Kegs at non-local festivals, Brewer must obtain MicroStar's prior written consent for such use, which consent may be given or withheld in MicroStar's discretion.  Brewer shall not utilize any MicroStar Kegs in its business operations which are not specifically subject to this Agreement.  Brewer shall pay MicroStar the Keg Replacement Cost for each verified occurrence of unauthorized use of MicroStar Kegs in Brewer's operations which are not specifically subject to this Agreement.

2.1.5
Risk of Loss.  During the term of this Agreement, Brewer will bear the risk of loss, damage, theft, requisition, or destruction of the MicroStar Kegs, partial or complete, from whatever source, regardless of whether covered by insurance ("Risk of Loss"), while the MicroStar Kegs are not in MicroStar's or MicroStar's service providers' possession or control (including while MicroStar kegs are in the possession or control of Wholesalers).  In the case of Kegs lost while in possession or control of Wholesalers, MicroStar must be able to demonstrate the specific loss.

2.2	Purchase of Conforming Kegs from Brewer.

2.2.1
Purchase of Existing Inventories of Brewer's Kegs.  MicroStar may agree to acquire from Brewer any Kegs which Brewer may now own and desires to make subject to this Agreement, provided that such Kegs conform to the definition of "Half-Barrel Kegs" or "One-Sixth Barrel Kegs", as set forth in this Agreement and are of a condition and quality acceptable to MicroStar in its sole discretion (the "Purchase Kegs").  If the parties agree that MicroStar will purchase Kegs from Brewer, the parties will execute a Bill of Sale substantially in the form set forth in Exhibit E ("Bill of Sale").  The purchase price for the Purchase Kegs shall be separately agreed upon by the parties in writing after verification of condition and quality of the Purchase Kegs.  The final quantity of the Purchase Kegs shall be agreed to in writing by authorized representatives of MicroStar and Brewer.

2.2.2
Marking of Kegs.  MicroStar will mark all Purchase Kegs with MicroStar's proprietary markings.  Placement of physical markings shall be performed by MicroStar's field personnel as expeditiously as possible and shall be initiated no more frequently than once per month, until all Purchase Kegs so sold by Brewer to MicroStar shall have been so marked.

2.2.3
Payment.  Payment by MicroStar for the Purchase Kegs purchased from Brewer shall be based on the agreed price after deduction of initial use fees or any other then outstanding charges due to MicroStar pursuant to this Agreement.  Payment by MicroStar for the Purchase Kegs shall be made to Brewer after all Purchase Kegs in a Lot (as defined below) have been physically marked by MicroStar with its proprietary markings which shall be done at Brewer's facilities in lots no smaller than five hundred (500) Purchase Kegs (a "Lot") and after MicroStar has verified that ownership of the Purchase Kegs may be transferred to MicroStar free of any and all liens and encumbrances.

Section 3.	Fees; Invoicing; Price Adjustment; Deposit; Delivery Designation

3.1	Fees Based Upon xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx .

The fees charged by MicroStar for Brewer's use of MicroStar Kegs are based upon xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx .  The xxx fees and requirements applicable hereunder are set forth in the following table:

xxx xxx x xxx xxx xx	xxx xxx xxx xxx xxx x		Requirements Applicable to xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx
	xxx xxx xxx x xxx xxx	xxx xxx xxx xxx xx xxx xxx
xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx	xxx xx	xxx xx
xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx

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xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x	xxx xxx	xxx xx
xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx

xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x	xxx xxx	xxx xxx
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xxx xxx xxx xxx xxx x	xxx xx	xxx xx
xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx

xxx xxx x xxx xxx xx	xxx xxx xxx xxx xxx x		Requirements Applicable to xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx x
	xxx xxx xxx xxx xxx x	xxx xxx xxx xxx xxx xxx xx
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xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x

3.2	Special Requirements for xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x xxx xxx xxx xxx xxx xxx xxx

3.2.1
Requirements for xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx   If applicable, Brewer may specify xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx  Promptly after the Effective Date, Brewer must deliver a letter substantially in the form set forth in Exhibit F ("Letter") to the Local Wholesalers (and carbon copy MicroStar) which notifies the Local Wholesaler that Local Wholesaler must: (i) return to MicroStar at the location designated by MicroStar , which will usually be the Brewer's Delivery Location, but may be other locations as determined by MicroStar, all MicroStar Kegs originally distributed by Local Wholesaler on behalf of Brewer at no-charge to MicroStar, and (ii) agree to and honor the timing, quantities and other arrangements relating to such MicroStar Keg returns and deliveries, including returned Keg quantities and the required date of return, as specified or directed by MicroStar.  Brewer will be responsible for obligating and ensuring Local Wholesalers comply with the terms and conditions specified in the Letter.  In the event MicroStar must arrange for the return of empty MicroStar Kegs from a given Local Wholesaler to Brewer, a separate xxx xxx xxx xxx xxx xx shall be imposed and invoiced to Brewer in the amount of xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x xxx xxx xxx xxx xxx xxx xxx returned by MicroStar to Brewer from the affected Local Wholesaler's premises.

3.2.2
Consequences of xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx x  In the event that xxx xxx xxx xxx xxx xxx fails to perform in accordance with the terms and conditions of the Letter on two (2) or more occasions during a given calendar quarter, then MicroStar shall have the right to xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx of this Agreement, in which event MicroStar will provide written notice to Brewer of xxx xxx xxx xxx xxx xxx xxx x  Any determination by MicroStar not to xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx upon the occurrence of two (2) or more instances of non-compliance with requirements during a given calendar quarter shall not constitute a waiver of the right to xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx at any time thereafter.

3.3	Price Adjustment xxx xxx xxx xxx xxx xxx xxx xxx xxx xx.

The fees set forth in Section 3.1 above shall be adjusted xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx hereunder as described in this Section 3.3.  These xxx xxx xxx will be based on xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx

a.
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b.
xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx

c.
xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx x

xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxxx xxx xxx xx  The xxx xxx price adjustment provided hereunder will take effect on xxx xxx xxx xxx xxx xxx xxx xxx xxx xx

The calculation xxx xxx xxx xxx xxx will be determined as follows:

a.	xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x

b.
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c.
xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x

3.4	xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx

Should the Brewer fail to xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x within the calendar year, or xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx Brewer shall be required to xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x for MicroStar Kegs, which will be xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx requested by MicroStar for inclusion xxx xxx xxx xxx xxx xxx xxx xx as may be necessary to cause xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x  Upon termination of this Agreement, MicroStar shall xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x

3.5	Forecasts; Orders; Delivery of Kegs per Brewer's Requirements.

3.5.1	Forecasts

a.
No later than five (5) days after the Effective Date, Brewer shall provide MicroStar with a requirements forecast of the types and quantities of MicroStar Kegs required by Brewer for each month during the period that begins on the Effective Date and ends at the end the then-current calendar year ("Initial Forecast").

b.
On or before September 1st of each year during the term of the Agreement, Brewer will deliver to MicroStar a requirements forecast of the types and quantities of MicroStar Kegs required by Brewer for each month during the following calendar year ("Annual Projection").

c.
In the event that the quantity of MicroStar Kegs to be delivered in a particular calendar month as set forth in Orders (defined below) accepted by MicroStar exceed the Brewer's most recent forecasted quantity (whether such forecast was in an Initial Forecast, Annual Projection or Updated Forecast) for such calendar month, notwithstanding any requested delivery date in an accepted Order, MicroStar will supply the quantities of MicroStar Kegs that are in excess of the forecasted amount by the later of (i) 120 days of MicroStar's receipt of the Order containing the excessive quantities, or (ii) when MicroStar receives additional Kegs from its suppliers.

d.
In the event that the quantity of MicroStar Kegs to be delivered in a particular calendar month as set forth in Orders (defined below) accepted by MicroStar is less than 90% of the Brewer's most recent forecasted quantity (whether such forecast was in an Initial Forecast or Annual Projection) for such calendar month, Brewer will xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx

3.5.2
Orders.  Brewer shall submit orders to MicroStar indicating requested delivery dates and quantities of MicroStar Kegs needed in lots of one hundred (100) MicroStar Kegs ("Order").  All Orders must be received by MicroStar at least thirty (30) days prior to Brewer's requested delivery dates.  Orders are subject to MicroStar's acceptance, and are subject to the terms and conditions of this Agreement.  Preprinted terms and conditions on any Order are expressly rejected by MicroStar.  Orders requesting delivery in less than thirty (30) days are subject to Section 3.5.4.  MicroStar will forward a written confirmation of its receipt of Brewer's Order by facsimile, or e-mail prior to the close of the business day following the date of MicroStar's receipt of such notice.  All Orders described in this Section 3.5.2 shall be made to the designated contact information provided per Section 12.9.

3.5.3
Delivery Standard.  For all Orders accepted by MicroStar, MicroStar will deliver MicroStar Kegs, at MicroStar's cost, to Brewer at the location specified in Exhibit A and in accordance with this Section 3.5.3.  MicroStar shall endeavor to deliver the requested MicroStar Kegs to Brewer in accordance with Brewer's Orders and this Agreement.  Delivery shall be deemed to conform to the requirements of the applicable Order and this Agreement if the actual time of delivery is within seventy-two (72) hours prior or subsequent to the specifically requested delivery time and the quantities so delivered are within a ten percent (10%) variance of the specifically requested quantity of MicroStar Kegs.

3.5.4
Surcharge for Expedited Deliveries.  MicroStar may in its sole discretion, however, elect to accommodate a request for expedited delivery of MicroStar Kegs, in which event a surcharge, xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx xxx xxx xxx xx shall apply as follows: a) if the request is made fifteen (15) or fewer days prior to the requested delivery date, the surcharge shall be $2.00 per MicroStar Keg; b) if the request is made more than fifteen (15) but less than thirty (30) days in advance of the requested delivery date, no surcharge shall be applied.  MicroStar's election to accommodate any given request for expedited delivery of MicroStar Kegs shall not create or imply any obligation to provide such expedited delivery on any subsequent occasions.

3.6	Surcharge for Extended Keg Inactivity.

Brewer shall use its best efforts to ensure that Brewer's inventory of MicroStar Kegs does not exceed Brewer's monthly requirements as set forth in any forecast provided under this Agreement.  In the event that MicroStar Kegs requested to be delivered to Brewer (or any third-party owned brewing facilities utilized by Brewer) pursuant to Section 3.5 are not shipped to a Wholesaler or utilized in relation to other sales contemplated by this Agreement (e.g., self-distributed sales or on-site pub operations) within sixty (60) days after the date on which MicroStar delivers such MicroStar Kegs, MicroStar may assess and Brewer will pay xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx for the affected MicroStar Kegs.  A further xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x will be imposed with respect to each xxx xxx xxx xxx xxx increment or fraction thereof which elapses after the initial sixty (60) days until actual shipment to a Wholesaler or other permissible utilization of such MicroStar Kegs occurs.

3.7	Reports; Invoicing.

3.7.1
Reports.  During the term of this Agreement, Brewer shall maintain accurate and complete records regarding Brewer's use of MicroStar Kegs, including without limitation, information regarding: (i) the number of times MicroStar Keg is "turned" or "filled", (ii) monthly beginning inventory of MicroStar Kegs, (iii) monthly ending inventory of MicroStar Kegs, (iv) locations of MicroStar Kegs, (v) verification of deliveries of MicroStar Kegs from MicroStar to Brewer, and (vi) verification of all deliveries of MicroStar Kegs to Wholesalers.  On a weekly basis, Brewer will provide MicroStar with reports summarizing the quantities of empty MicroStar Kegs delivered to Brewer during the previous week, the quantities of MicroStar Kegs shipped out to Wholesalers during the previous week, and, if applicable, the number of MicroStar Kegs filled for self-distribution or on-site pub operations during the previous week, as well as copies of all information and documentation pertaining to any of the foregoing.  On a monthly basis, Brewer will provide MicroStar with reports summarizing the information in (ii), (iii), (iv), (v), and (vi) above.  Brewer agrees to report all requisite information on such forms as MicroStar may from time-to-time prescribe and furnish for such purposes.  Failure to provide this documentation may result in delay of Keg Services and, if not cured after thirty (30) days of receipt of written notice, will result in suspension of Keg Services under this Agreement.  The reports and documentation provided by the Brewer shall be used by MicroStar to reconcile on a monthly basis, MicroStar Keg inventory quantities and movements.  Should missing MicroStar Kegs be identified as a result of this reconciliation, MicroStar may provide Brewer written notice of the missing MicroStar Kegs and Brewer will have ninety (90) days from its receipt of the notice to locate and return the missing MicroStar Kegs to MicroStar, or MicroStar will invoice Brewer the Keg Replacement Cost (defined below) for each missing MicroStar Keg.

3.7.2
Invoices.  MicroStar will invoice Brewer for all fees and other amounts due under the Agreement ("Fees").  Brewer will pay monthly invoices within thirty (30) days of the date of the invoice.  Past due invoices will incur late fees at the lesser of the maximum rate allowed by law or one and one-half percent (1.5%) per month of the outstanding amount.  In the event of a delinquent payment of any invoice, MicroStar shall have the right to suspend Keg Services and/or to require future payments to be made prior to delivery of MicroStar Kegs.

3.7.3
Taxes.  In addition to the fees specified in Section 3.1 above, Brewer shall be responsible for payment of, and MicroStar will be authorized to collect any applicable sales, use, customs duties, excise, personal property, or similar taxes and assessments imposed upon the MicroStar Kegs and services provided to Brewer hereunder by any federal, state, local, or foreign governmental authority, exclusive only of any taxes based on MicroStar's income or payroll.  MicroStar's invoices shall reflect the amount of taxes to be collected, but any failure or delay of MicroStar in determining applicability of or in collecting any applicable taxes as above described shall not waive or preclude MicroStar's later collection of any such taxes determined to be payable.  MicroStar will provide notice of Property Tax assessed for use of Kegs to be invoiced to Brewer.

3.7.4
Keg Replacement.  The "Keg Replacement Cost" is the cost and expense MicroStar incurs to obtain a new Keg at any given time.  For any MicroStar Keg reported or verified as having been lost or damaged beyond repair while Brewer bears the risk of loss for such MicroStar Keg pursuant to Section 3.1, MicroStar may either (i) withdraw the amount of the Keg Replacement Cost from the Deposit (as defined in Section 4.1.2), or (ii) invoice Brewer the Keg Replacement Cost in which case Brewer will pay such amount.  In the event a MicroStar Keg that was presumed to have been lost is later located and returned to MicroStar and Brewer has already paid the Keg Replacement Cost, MicroStar will either credit Brewer the applicable Keg Replacement Cost on the next invoice or credit the Deposit the amount of the Keg Replacement Cost.

Section 4.	Arrangements and Agreements with Wholesalers

4.1	Notification and Compliance Obligations of Brewer.

4.1.1
Notification.  Brewer and MicroStar acknowledge and agree that MicroStar will notify all Wholesalers to whom Brewer delivers product in MicroStar Kegs, and from whom MicroStar has the right and obligation to collect and retrieve empty MicroStar Kegs, of the existence of this Agreement and of certain rights and responsibilities of MicroStar hereunder by delivering a letter to the Wholesalers in the form attached as Exhibit F ("Notice").  Such letter will authorize the release of MicroStar Kegs from the Wholesalers to MicroStar.  In addition to any other rights or remedies under this Agreement, Brewer will be solely responsible for any cost or expense incurred by MicroStar as a result of a Wholesalers' failure to release MicroStar Kegs to MicroStar, after MicroStar provides notice to Brewer of Wholesaler's failure to release kegs, should Brewer continue to ship Kegs to the Wholesaler..

4.1.2
Keg Deposits.  Without limitation of such other disclosures of the arrangements provided for in this Agreement, MicroStar's Notice shall describe Keg deposits and reports required from Wholesalers.  A Keg deposit in the amount of xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx (the "Deposit") will be billed to Wholesaler by MicroStar and shall be payable directly to MicroStar.  In MicroStar's sole discretion and upon written notice to Wholesaler and Brewer, the amount of the Deposit may be increased.  An increase will be effective immediately upon delivery of written notice by MicroStar to Wholesaler.  The Deposit shall serve as security to MicroStar against the loss of or damage to any MicroStar Keg.  MicroStar may make periodic withdrawals from the Deposit for loss or damage to MicroStar Kegs.  Similarly, credit memos will be issued by MicroStar whenever MicroStar Kegs are returned.  Should a Wholesaler in the Brewer's network refuse to pay a Keg Deposit, MicroStar will notify the Brewer of the Wholesaler's failure to comply, and should Brewer continue to ship Kegs to the Wholesaler, Brewer will be responsible for providing the Deposit.

4.1.3
Reports.  Brewer will obligate Wholesaler to report to MicroStar by fax, e-mail and/or phone on a bi-weekly basis concerning the extent of empty MicroStar Kegs in Wholesaler's warehouse(s). MicroStar shall be authorized to conduct periodic inspections and audits of Wholesaler's inventory of MicroStar Kegs, including Kegs in the retail system. Upon MicroStar's request, Brewer will be responsible for organizing such inspections and audits and obtaining access to Wholesaler's premises to conduct such inspections and audits.

Section 5.	Trademark License

5.1
Brewer hereby grants MicroStar a nonexclusive, nontransferable, royalty-free license to use, Brewer's registered and unregistered trademarks, trade names, slogans, logos, and trade dress for the limited purposes of producing brewer/product identification labels and materials, to the extent that any of these are depicted on the label (the "Brewer Marks").  Brewer will own all Brewer Marks.  MicroStar may not use Brewer Marks for purposes other than the placing labels on the MicroStar Kegs, and MicroStar obtains no other rights to the Brewer Marks.  Any goodwill arising from MicroStar's use of the Brewer Marks will inure to Brewer's benefit.  Except as expressly provided, no right, property, license, permission or interest of any kind in or to the use of any trademark, trade name, color combination, insignia or device owned or used by Brewer is or is intended to be given or transferred to or acquired by MicroStar by the execution, performance or nonperformance of this Agreement or any part of it.

Section 6.	Confidentiality

6.1
"Confidential Information" means (a) any business or technical information of MicroStar or Brewer, including but not limited to any information relating to either party's products, services, prices, marketing plans, business opportunities, customers, or personnel, and (b) any other information of MicroStar or Brewer that is specifically designated by the disclosing party as confidential or proprietary.  Confidential Information shall not include information that (i) is in or enters the public domain without breach of this Agreement by the receiving party, (ii) was demonstrably in the possession of the receiving party prior to first receiving it from the disclosing party without restriction on disclosure, (iii) the receiving party can demonstrate was developed by the receiving party independently and without use of or reference to the disclosing party's Confidential Information, or (iv) the receiving party receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation.  Each party shall maintain the Confidential Information of the other party in strict confidence until such time as the Confidential Information falls under one of the exceptions listed in items (i) through (iv) above.  Each party shall exercise no less than reasonable care with respect to the handling and protection of such Confidential Information.  Each party shall use the Confidential Information of the other party only to perform its obligations under this Agreement, and shall disclose such Confidential Information only to its employees and independent contractors who are subject to binding use and disclosure restrictions at least as protective as those set forth herein and only as is reasonably required in connection with the exercise of its rights and obligations under this Agreement.  Notwithstanding the above, the receiving party may disclose Confidential Information of the disclosing party pursuant to a valid order or requirement of a court or government agency, provided that the receiving party gives prompt notice to the disclosing party upon receiving the order or learning of the requirement.  Any such disclosure by the receiving party of the Confidential Information of the disclosing party, shall, in no way, be deemed to change, affect or diminish the confidential status of such Confidential Information.

Section 7.	Indemnity; Limitation of Liability; Disclaimer of Warrant

7.1	Indemnity.

7.1.1
Brewer will defend, indemnify and hold harmless MicroStar and its officers, directors, employees and agents from and against all liabilities, damages, judgments, awards, fines, penalties, costs and expenses (reasonable attorneys' fees and other expenses incurred by or levied against MicroStar as a result of such claims) resulting from or based on third-party claims arising from, resulting from, or based on: (i) Brewer's gross negligence or intentional misconduct; (ii) Brewer's business, products, services, and customers, (iii) any unauthorized or illegal use of MicroStar Kegs; (iv) loss or damage to MicroStar Kegs while not in MicroStar's or its service providers' possession (in the case of Kegs damaged or lost while in possession or control of Wholesalers, MicroStar must be able to demonstrate the specific damage or loss), or (v) Brewer's breach of its obligations under Section 10.1.

7.1.2
MicroStar will defend, indemnify and hold harmless Brewer and its officers, directors, employees and agents from and against third-party claims resulting from or based on personal injury or property damage arising from MicroStar's gross negligence or intentional misconduct; including payment by MicroStar of any liabilities, damages, judgments, awards, fines, penalties, costs and expenses (reasonable attorneys' fees and other expenses incurred by or levied against Brewer as a result of such claims) resulting from or based on such claim.

7.1.3
The party entitled to indemnification under this Section 7 ("Indemnified Party") must notify the other party ("Indemnifying Party") promptly in writing of any covered action, give the Indemnifying Party sole control over the defense thereof and any related settlement negotiations, and cooperate and, at the Indemnifying Party's request and expense, assist in such defense.  The Indemnified Party may also participate in the defense at its own expense.

7.2	Limitation of Liability.

EXCEPT FOR A PARTY'S INDEMNIFICATION OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, PUNITIVE, CONSEQUENTIAL OR INDIRECT DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, BUSINESS OPPORTUNITIES, OR BREWER GOODWILL IN CONNECTION WITH THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER.  IN NO EVENT SHALL MICROSTAR' S LIABILITY TO BREWER FOR DIRECT DAMAGES EXCEED THE AMOUNT PAID TO MICROSTAR BY BREWER UNDER THIS AGREEMENT DURING THE TWELVE MONTHS IMMEDIATELY PRECEDING THE EVENT THAT GAVE RISE TO THE DAMAGES.

7.3	Warranties.

7.3.1
MicroStar warrants to Brewer that the Keg Services provided under this Agreement will be provided in a workman-like manner.  Brewer's sole and exclusive remedy and MicroStar's sole obligation for any breach of this warranty will be for MicroStar to re-perform any defective Keg Services at no additional charge to Brewer.

7.3.2
ANY WARRANTIES OF THE PARTIES EXPRESSLY SET FORTH IN THIS SECTION 7.3 ARE THE SOLE WARRANTIES MADE BY THE PARTIES AND ARE IN LIEU OF AND EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT.  IN ANY JURISDICTION WHICH DOES NOT ALLOW THE EXCLUSION OR LIMITATION OF IMPLIED WARRANTIES, ANY IMPLIED WARRANTIES , TO THE MAXIMUM EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, SHALL BE LIMITED TO THE TERM OF THIS AGREEMENT.  IN ALL INSTANCES, BREWER'S SOLE REMEDY FOR BREACH OF ANY SUCH WARRANTY SHALL BE LIMITED TO THE RE-PERFORMANCE OF THE SERVICE AT ISSUE.

Section 8.	Insurance

8.1
MicroStar and Brewer each must carry and maintain at their own expense and in full force and effect at all times during the term of this Agreement and for one (1) year thereafter Commercial General Liability Insurance with a limit of liability of no less than xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xx

The Commercial General Liability Insurance coverage required under this section must:

1)	include product liability and contractual liability coverage which specifically insures the hold harmless and indemnification provisions of Section 6 of this Agreement;

2)	be secured and maintained under an occurrence form policy or coverage form reasonably acceptable to the other party's insurance department;

3)	be placed with an insurer of recognized responsibility;

4)	name the other party and affiliated companies as an "additional insured";

5)	provide for at least thirty (30) days advance written notice to the other party of any cancellation or any material change in the coverage; and

Additionally, Brewer must carry and maintain at its own expense and in full force and effect at all times during the term of this Agreement and for one (1) year thereafter transit coverage insurance with a limit of liability of no less than xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx xxx x which provides coverage for transit for shipments authorized by Brewer ("Transit Coverage"), and the bill of lading for such shipment will indicate such Transit Coverage.

Neither party may cancel any insurance policy maintained pursuant to the requirements of this paragraph without the prior written consent of the other.  Upon written request, a certificate of insurance will be sent to the requesting party.

Section 9.	Term; Termination; Effect of Termination; Exclusivity of Agreement

9.1	Term.

This Agreement shall be for an initial term of five (5) years (the "Initial Term").  The parties hereto may, upon the expiration of the initial term, extend the term of this Agreement upon execution of a written instrument to that effect by MicroStar and Brewer (the "Extended Term").

9.2	Termination; Effect of Termination.

9.2.1
Termination for Breach.  In the event of a material breach of a provision of this Agreement by a party hereto, the other party shall have the right to terminate the Agreement immediately (i) if such material breach cannot be cured, or (ii) if such material breach remains uncured after thirty (30) days of receipt of written notice of such material breach.

9.2.2
Effect of Termination.  Upon termination of this Agreement for any reason, MicroStar will cease the Keg Services and Brewer shall immediately cease use and distribution of any and all MicroStar Kegs.  Brewer will promptly return all MicroStar Kegs in possession of Brewer to MicroStar at Brewer's cost and expense.  Upon termination of this Agreement, MicroStar shall have the right, exercisable upon delivery of written notification thereof to Brewer within thirty (30) days after the effective date of the termination of this Agreement, to require Brewer to purchase the Keg Purchase Quantity from MicroStar at such time, at the prices set forth in Exhibit "D" hereto.

9.2.3
Survival of Obligations.  Section 2.1.2 (Title to Keg; Liens; UCC Filings), Section 6 (Confidentiality), Section 7 (Indemnification; Limitation of Liability; Warranties), Section 9.2.2 (Effect of Termination), 9.2.3 (Survival of Obligations), Section 12 (Miscellaneous) shall survive the termination of this Agreement for any reason.

Section 10.	Cleaning of Kegs

10.1	Cleaning Responsibilities of Brewer.

Brewer acknowledges that the MicroStar Kegs to be delivered to Brewer pursuant to this Agreement will be retrieved and shipped from Wholesaler locations without any cleaning having been performed.  Brewer agrees to clean all MicroStar Kegs delivered to Brewer hereunder to a standard which meets or exceeds all requirements of any existing or future applicable law or regulation.  Unless a higher standard is demanded by any applicable law or regulation, the cleaning protocol to be utilized by Brewer shall include washing standards for either a sterilizing sequence (steam) or a sanitizing sequence (oxime) and quality control check requirements that are comparable to and no less strict than the C.I.P.  Sequence set forth in Exhibit "C" hereto.  Upon entering this Agreement, Brewer shall provide detailed specifications of its Keg cleaning equipment (to include manufacturer, date of manufacture, etc.) and current Keg cleaning protocol and sequence times (collectively with the keg cleaning equipment, the "Keg Cleaning Methodology") and shall notify MicroStar of any changes to such Keg Cleaning Methodology.

Section 11.	Audits; Accounting

11.1	Audit Rights of the Parties.

During the term of this Agreement and for a period of two (2) years following any expiration or termination hereof, Brewer will maintain accurate records with respect to its performance under this Agreement.  From time to time upon reasonable notice, or upon a reasonable determination by MicroStar that Brewer has breached this Agreement, MicroStar may inspect the facilities, systems, books and records of Brewer to verify Brewer's compliance with this Agreement.  Such inspection will be conducted during normal business hours.  The costs and expenses incurred by MicroStar in connection with the inspection will be paid by MicroStar unless the payments to MicroStar have been less than ninety-eight percent (98%) of the payment owed to MicroStar during the period covered by the inspection, as determined by the Auditor, in which case Brewer will be responsible for payment of the fees of the inspection.  If the audit reveals any underpayment of amounts due under the Agreement, Brewer will promptly deliver to MicroStar any such underpayment.  Brewer shall promptly remedy any violation of any term of this Agreement and shall certify the same to MicroStar in writing.

11.2	Accounting Procedures.

MicroStar may specify and may periodically supplement or revise basic accounting procedures to be implemented by the parties in relation to the transactions contemplated by this Agreement.  Such accounting procedures shall not impose any material obligation on Brewer that is not set forth in the body of this Agreement.

Section 12.	Miscellaneous

12.1	Amendment and Supplementation.

This Agreement may be amended or supplemented only by a written instrument executed by authorized representatives of MicroStar and Brewer.

12.2	Independent Contractor.

This Agreement does not constitute or give rise to a partnership between the parties.  All operations by each party under the terms of this Agreement are carried on by it as an independent contractor and not as an agent for the other.

12.3	Third-Party Beneficiary Status of MicroStar Under Agreements between Brewer and Wholesalers.

To the extent necessary to accord MicroStar the full scope of entitlements, rights and authorities in relation to Brewer's agreements and arrangements with Wholesalers as contemplated hereby, MicroStar shall be recognized as a third-party beneficiary of such agreements and arrangements.

12.4	Force Majeure.

Except for a party's payment obligations under this Agreement, any delay in performance by either party under this Agreement will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence that is beyond the control of such party if such occurrence directly impairs such party's ability to perform and is in the nature of earthquakes, famines, epidemics and other natural disasters or acts of God, war, terrorism, riots or civil unrest; provided, however, that a party unable to perform because of such events gives prompt notice to the other party and uses its reasonable efforts to mitigate the effects of such causes.  Notwithstanding the foregoing, neither party's financial condition or inability to pay will be a basis for excusing performance of any of that party's obligations pursuant to this Agreement.

12.5	Producing Brewer/Product Label.

Brewer will be responsible for preparing a final label form and requesting and obtaining a Certificate of Label approval ("COLA") from the Tax and Trade Bureau.  Additionally, Brewer will be responsible for requesting and obtaining any and all requisite approvals from the requisite authorities in states where Brewer's products are distributed in MicroStar Kegs.  Copies of Certificates or other evidence of Federal and State label approval, as applicable, shall be furnished to MicroStar upon request.  Brewer shall ensure that the producing brewer/product identification materials are attached or affixed in a manner that completely covers or replaces any prior producer or brewer designation and expressly agrees not to ship its products in any Kegs which reflect the label of a prior producer/brewer utilizing such Keg.

12.6	Exclusivity of Arrangements.

During the term of the Agreement, Brewer shall not utilize the services of any company engaged in performing the same or substantially similar services to those of MicroStar under this Agreement.  Without limitation of the foregoing, Brewer agrees that during the term of this Agreement, Brewer shall not conclude or enter into any agreement or understanding with any third-party regarding the purchase, lease or licensing of any kegs (whether of the Sankey type or otherwise) for use in Brewer's business without written consent from MicroStar.

12.7	Choice of Law; Continental US Operations.

This Agreement and the performance hereof shall be construed in accordance with, and governed by the internal laws of the state of Colorado without giving effect to any conflicts of laws, principles that require the application of the law of a different jurisdiction.  Brewer agrees not to transport the MicroStar Kegs to be furnished hereunder to any location outside the contiguous forty-eight states of the United States of America, unless specific written approval is given by MicroStar in advance.

12.8	Use of Pallets.

MicroStar and Brewer acknowledge that certain shipments of MicroStar Kegs to and from Wholesalers may be required to be made on wooden pallets.  All pallets utilized to transport the MicroStar Kegs covered by this Agreement shall have standard dimensions of 40" x 48", and if required to be supplied by MicroStar shall be charged to Brewer at a standard charge of seven dollars ($7.00) per pallet.  MicroStar will either provide a credit to or pay Wholesalers who furnish pallets for transportation of MicroStar Kegs at the rate of $7.00 per pallet, if the pallets are in good condition and can sufficiently and safely support full MicroStar Kegs.

12.9	Notices.

Notice and communications required or permitted hereunder shall be in writing and any communication hereunder shall be deemed to be duly made if actually delivered, transmitted by facsimile, or mailed, prepaid to the parties as follows:

MicroStar Keg Management, L.L.C. 7400 East Orchard Rd., Ste. 200 Greenwood Village, CO 80111 Attention: Lauri Honea FAX (303) 843-0061 E-mail: lhonea@microstarkegs.com	Mendocino Brewing Company 1601 Airport Road Ukiah, CA 95482 Attention: Yashpal Singh FAX: (707)463-2465 E-mail:

A party may change its address for purposes of this Section 11.10 by giving the other party written notice of the new address in the manner set forth above.

12.10	Captions.

The headings and captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

12.11	Exhibits.

All Exhibits attached to or referred to in this Agreement are incorporated into and made a part of this Agreement.

12.12	Waiver.

All waivers must be in writing.  Any waiver or failure to enforce a provision of this Agreement on one occasion will not be deemed to be a waiver of any other provision or such provision on any other occasion.

12.13	Severability.

If any provision of this Agreement is unenforceable, such provision will be deemed changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

12.14	Change of Control.

Should the Brewer experience a Change of Control, MicroStar at its sole discretion may: (i) agree to continue operating under this Agreement, or (ii) may terminate the Agreement upon providing written notice to Brewer within 45 days of the effective date of the Change of Control.  Such continuation must be confirmed in writing after notice of the Change of Control is received.

12.15	Assignment.

Brewer will not assign or transfer, by operation of law or otherwise, any right or interest under this Agreement or delegate any of its duties under this Agreement to any third party without the prior written consent of MicroStar.  Brewer will be responsible to MicroStar for all work performed by Brewer's subcontractors including, without limitation, Wholesalers at any tier.  Any attempted assignment or transfer in violation of the foregoing will be void.

12.16	Entire Agreement.

This Agreement and any exhibits attached to this Agreement constitute the final and entire agreement between the parties with respect to the subject matter thereof and may not be modified or rescinded except by a writing signed by the Brewer and MicroStar.  Estimates or forecasts furnished by MicroStar will not constitute commitments.  The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written communications and understandings of the parties with respect to the subject matter of this Agreement.

12.17	Counterparts.

This Agreement may be executed in counterparts, each of which will constitute an original, but all of which together will constitute the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

THIS AGREEMENT is executed on the date set forth below each party's respective signature.

MICROSTAR KEG MANAGEMENT, L.L.C.	MENDOCINO BREWING COMPANY

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

EXHIBIT "A"

Delivery Location:

1601 Airport Road
Ukiah, CA 95482

A-1

EXHIBIT "B-1"

TO ONE-SIXTH AND ONE-HALF BARREL
KEG MANAGEMENT AGREEMENT

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EXHIBIT "B-2" TO ONE-SIXTH AND ONE-HALF BARREL
KEG MANAGEMENT AGREEMENT

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EXHIBIT "B-3" TO ONE-SIXTH AND ONE-HALF BARREL
KEG MANAGEMENT AGREEMENT

LIST OF xxx xxx xxx xxx xxx xxx xxx xxx xxx xx

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EXHIBIT "B-4" TO ONE-SIXTH AND ONE-HALF BARREL
KEG MANAGEMENT AGREEMENT

LIST OF xxx xxx xxx xxx xxx xxx xx

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EXHIBIT "B-5" TO ONE-SIXTH AND ONE-HALF BARREL
KEG MANAGEMENT AGREEMENT

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EXHIBIT "C" TO ONE-HALF AND ONE-SIXTH BARREL
KEG MANAGEMENT AGREEMENT

MINERAL WASHING/STERILIZING SEQUENCE (STEAM)

WASH HEAD

Purge out ullage beer with air until clear.	3 sec.
Pre-rinse Keg with fresh or recovered water.	8 sec.
Purge out ore-rinse water with air.	5 sec.
Hot caustic or acid wash.	12 sec.
Low flow hot caustic or acid wash	12 sec.
Purge out hot caustic or acid to recovery tank with air.	6 sec.
Final rinse Keg with hot water.	12 sec.
Low flow hot water rinse.	12 sec.
Purge out hot water rinse with steam.	18 sec.
Pressurize to 20 p.s.i.g. with steam.	1 sec.
Release pressure from process head.	1 sec.

STERILIZE HOLD STATION

Steam	60 sec.

RACKING HEAD

Steam conn. head and Keg neck.	5 sec.
Steam pressure release from Keg.	5 sec.
Gas purge Keg.	8 sec.
Counter pressurize to 20 p.s.i.g.	2 sec.
Product fill.	50 sec.
Spear out.	1 sec.
Water scavenge and/or gas scavenge.	5 sec.

EXHIBIT "C" TO ONE-HALF AND ONE-SIXTH BARREL
KEG MANAGEMENT AGREEMENT

MINERAL WASHING/SANITIZING SEQUENCE (OXIME*)

WASH HEAD

Purge out ullage beer with air until clear.	3 sec.
Pre-rinse Keg with Oxime water.	8 sec.
Purge out Oxime water with air.	5 sec.
Hot caustic or acid wash.	12 sec.
Low flow hot caustic or acid wash	12 sec.
Purge out hot caustic or acid to recovery tank with air.	6 sec.
Final rinse Keg with Oxime water.	12 sec.
Low flow Oxime water rinse.	12 sec.
Oxime water fill.	18 sec.
Spear out.	1 sec.
Purge head.	1 sec.

SANITIZE HOLD STATION

Oxime sanitize hold.	60 sec.

RACKING HEAD

Gas purge Oxime water from Keg.	10 sec.
Gas counter pressurize to 20 p.s.i.g.	2 sec.
Product fill.	50 sec.
Spear out.	1 sec.
Oxime water scavenge and/or gas scavenge	4 sec.

*Comparable chemical products generally recognized as suitable for the Keg cleaning process may be substituted for the Oxime product.

EXHIBIT "C" TO ONE-HALF AND ONE-SIXTH BARREL
KEG MANAGEMENT AGREEMENT

KEG PLANT
QUALITY CONTROL CHECKS

A.           DETERGENT TANK TITRATION

The detergent set, detergent tank(s), Quality Control checks should be made before starting and at least twice during each eight (8) hour operating shift. Adjust frequency to meet the Quality Control department "comfort level". The acid titration level (phosphoric) should be in the range of 0.25% to maximum of 0.4% v/v and alkali titration level (caustic) in the range of 1.5 to 2.0% v/v.

B.           KEG WATER CARRY-OVER AND TITRATION CHECKS

1)           After the Keg has completed the wash head(s) sequence(s), the Keg must be allowed to continue through the sterilizing sequence and then rejected (stopped) immediately prior to commencing the racking head(s) sequence(s). When the Keg is retrieved at the discharge end of the machine, the Keg can be cooled down by placing a cold water hose over the outer surfaces (if steam is used). A Quality Control Keg coupler or funnel coupler (with the C02 and beer check valves removed) is then used to tap the Keg. The Keg must be inverted to remove the contents via the C02 port of the coupler by allowing the Keg to drain or forcing the contents out with air or C02. The condensate or rinse residuals in a 50 liter or 1/2 half barrel Keg normally measures between 40 to 80 ml.. A limit of 100 ml. should be set as a maximum allowable limit. If the levels are in excess of these amounts then the machine operation must be checked together with that of the steam quality and relevant steam main condensate traps.

2)           The condensate obtained from the Keg can be titrated to ensure that there is no acid and/or alkali carry-over from the wash heads.

NOTE 1: For this check the pH. of the condensate should be a known factor if steam is used for purging.

NOTE 2: This check should be carried out once a day for each machine lane and then reduced to the Quality Control department "comfort level".

3) Another Keg is used to do a similar check after it has been allowed to complete the sequences through the racker head(s) up to the point of immediately prior to commencing the beer filling sequence. Reject the Keg prior to starting the beer filling sequence and remove the conveyor after discharging from the machine. When checking for the quantity of condensate present in the Keg, it should be less than 15 ml.

NOTE:  This check should be carried out once a day for each machine lane and then reduced to the Quality Control department "comfort level".

EXHIBIT "C" TO ONE-HALF AND ONE-SIXTH BARREL
KEG MANAGEMENT AGREEMENT

C.           MICROBIOLOGICAL CHECKS TO THE KEG

Introduce a liter of sterile liquid, (preferably beer), into a Keg having completed the sequence as described in Procedure 3) above, via a sterilized Keg valve and "funnel" coupler. This allows the Keg to be checked for microbial integrity by removing 250 ml. of the sterile liquid into a sterile flask. Split the sample into two, 100 ml. samples via Millipore type membranes, plate and incubate the membranes on agar suitable for aerobic and anaerobic organisms.

Methods of doing this vary slightly. The main objective, however, is to ensure that consistency in sampling is maintained, i.e. having introduced the sterile liquid into the Keg, each Keg should be rotated a set number of times to ensure all surfaces have been covered equally before it is extracted. A known quantity should always go into the Keg and a known quantity should always be extracted, filtered and plated.

NOTE 1: This procedure should be carried out at least once every two weeks.

NOTE: 2: Funnel couplers can be purchased via IDD to suit your Keg valve type.

D.           AFTER A C.I.P. SEQUENCE

After the C.I.P. sequence, the process mains, bright beer tank and racker connection head(s), can be swabbed and checked for visual cleanliness to ensure that the cleaning operation frequencies are effective and adequate.

NOTE: This should be carried out at least once a week.

E.           BEER STABILITY SAMPLING

Samples are taken from the bright beer tank and Keg at a frequency laid down by the brewery Quality Control department. A suitable stability test is to set aside a Keg of beer from the leg line after filling and "forcing" the contents by leaving the Keg in an environment of 70° F. (21 °C). Taste, odor and clarity tests can then be taken after 72 hours and at regular durations thereafter as desired to suit the Quality Control department's standards.

SUMMARY

It is possible to determine the following about the Keg machine function and cleaning procedures from the aforementioned.

1)           The wash water and detergent is being cleared from the Keg by the final C02 or steam purge sequence on the final wash head.

2)           The final rinse water on the final wash head is removing the detergent residual from the Keg.

EXHIBIT "C" TO ONE-HALF AND ONE-SIXTH BARREL
KEG MANAGEMENT AGREEMENT

3)           The C02 purge is removing the condensate trace from the Keg on the racker head prior to filling with beer.

4)           The microbial integrity, via steam sterilizing or Oxime (C102) sanitizing of the Keg is being achieved.

5)           The separate plant C.I.P. sequence is effective in removing all traces of beer protein and other residuals from the Keg plant connection head(s) and piping system(s).

6)           The cleanliness and microbial integrity is being maintained by the separate plant C.I.P. regime.

EXHIBIT "D" TO ONE-HALF AND ONE-SIXTH BARREL
KEG MANAGEMENT AGREEMENT

Mendocino Brewing Company
1601 Airport Road
Ukiah, CA 95482
Attention: Yashpal Singh

RE: Keg Purchase Terms Pursuant to Section 9.2 of Keg Management Agreement

MicroStar Keg Management, L.L.C. ("MicroStar") and Mendocino Brewing Company ("Mendocino") are parties to a Keg Management Agreement dated effective September 1st , 2009. Kegs determined to be the Keg Purchase Quantity will be priced at the net book value plus 15% ("NBV") of the keg. The following table specifies the prices at which individual Kegs are to be valued for purchase by Mendocino pursuant to Section 9.2 of the Keg Management Agreement:

AGE OF KEGS (YEARS)	VALUE
	HALF BARREL	ONE-SIXTH BARREL
0 TO 1.0	NBV	NBV
1.1 to 2.0	NBV	NBV
2.1 to 3.0	NBV	NBV
3.1 to 4.0	NBV	NBV
4.1 to 5.0	NBV	NBV
5.1 to 6.0	NBV	NBV
6.1 to 7.0	NBV	NBV
7.1 to 8.0	NBV	NBV
8.1 to 9.0	NBV	NBV
9.1 to 10.0	NBV	NBV
10.1 to 11.0	NBV	NBV
11.1 to 12.0	NBV	NBV
12.1 to 13.0	NBV	NBV
13.1 to 14.0	NBV	NBV
14.1 to 15.0	NBV	NBV
Over 15.0	TBD	TBD

The specified values are subject to verification by Mendocino of each Keg's condition at time of purchase as being in good working order without unusual or excessive wear and/or unusual or excessive body, neck, valve or chimb damage. Mendocino may refuse to purchase any Keg that does not conform to the above conditions.

D-1

The Kegs to be purchased pursuant to Section 11.6 shall be such Kegs as are then currently available for disposition by MicroStar Keg Management, L.L.C. and it is understood by the parties hereto that the age of the Kegs which may then be available cannot presently be ascertained. The requisite quantities of Kegs shall be delivered monthly in prorated portions by MicroStar Keg Management, L.L.C. to Mendocino over an approximate three (3) month period. After confirmation of delivery of conforming Kegs, a Bill of Sale will be delivered assigning title to Mendocino free and clear of any lien or security interest and Mendocino shall contemporaneously remit payment for all Kegs so purchased.

This joint memorandum shall serve to confirm that the foregoing valuations shall apply in the case of a purchase right/obligation accruing upon termination.

D-2

EXHIBIT "E"

BILL OF SALE

Not applicable.

E-1

EXHIBIT "F"

FORM OF LETTER

MicroStar
KEG MANAGEMENT

Re: MicroStar Keg Management Program

Dear Warehouse Manager:

MicroStar is the owner and provider of stainless steel kegs for brewery draft products.  The purpose of this letter and enclosed material is to introduce ourselves to you and to describe the processes and requirements we use to create maximum efficiencies and profitability for wholesalers and brewers alike.

Breweries utilize the MicroStar keg management program because it provides numerous benefits that allow them to focus on the marketing and sale of their products and eliminates their need to track and retrieve kegs.  Wholesalers can realize the following benefits:

●	The wholesaler only has to coordinate empty keg pickup with one entity (MicroStar) instead of each brewer, thereby reducing your administrative requirements.

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All empty MicroStar kegs, regardless of brewer, can be stored together while awaiting shipment by MicroStar, thereby reducing the square footage of warehouse space that you need to allocate to empty kegs.

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Because MicroStar has brewers located in close proximity to your warehouse, we are able to more rapidly assemble and transport empty kegs, providing you with the more frequent return of your keg deposits and warehouse space.

The keg deposit charge and refund for each MicroStar keg is $xxx xxx x, invoiced by MicroStar.

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Widmer Brothers Brewing utilizes MicroStar kegs, however, the deposits for these kegs are charged and refunded by Widmer.  It is important to indicate on the keg shipping forms, (enclosed), the number of Widmer kegs you are returning.  MicroStar will issue credits to Widmer up to the number of kegs our records indicate have been shipped from Widmer.

MicroStar's assets are our kegs.  We request each wholesaler provide us with certain information on a regular basis, as described in the enclosed material.  Please discuss this information with all appropriate people involved, including dock loaders.

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EXHIBIT "F"

FORM OF LETTER

We are always available to discuss any aspect of our program and to evaluate any method for improving our system.  Please review the enclosed list of contact people to determine who to contact.  We look forward to a mutually beneficial, long term relationship with you.

Ann Watkin
Billing Manager
303-468-9496

7400 East Orchard Road, Suite 200	Greenwood Village, CO 80111	United States
Phone Number: 303.220.7777	Fax Number: 303.843.0061	Toll Free: 800.245.2200
www.microstarkegs.com

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